UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

 On July 15, 2020, Capstone Turbine Corporation (the “Company”) entered into an amendment (the “Amendment”) to the At The Market Offering Agreement (the “Agreement”), dated June 7, 2018, between the Company and H.C. Wainwright & Co., LLC (“Wainwright”). The Amendment modifies the Agreement to, among other things, amend the termination provisions of the Agreement and amend the maximum amount of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), that the Company may offer and sell through or to Wainwright from time to time under the Company’s at-the-market equity program (the “ATM Program”) to an amount equal to the lesser of such number of shares of the Common Stock that (a) equals the number or dollar amount of shares of Common Stock registered on the registration statement pursuant to which an offering under the ATM Program is being made, (b) equals the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (c) equals the number or dollar amount of shares of Common Stock authorized by our board of directors, or (d) would cause the Company or an offering under the ATM Program to not satisfy the eligibility and transaction requirements for use of Form S-3, including, if applicable, general instruction I.B.6 of Registration Statement on Form S-3.

This report incorporates by reference the Amendment into the shelf registration statement on Form S-3, as amended or supplemented (File No. 333-225503) previously filed with the Securities and Exchange Commission on June 7, 2018 and amended on July 16, 2018.  This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed herewith as Exhibit 10.1 to this report and is incorporated by reference herein.

The opinion of the Company’s counsel regarding the validity of the Common Stock that will be issued pursuant to the Agreement, as amended, is also filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Goodwin Procter LLP.

10.1	Amendment, dated July 15, 2020, to At The Market Offering Agreement, dated June 7, 2018, between Capstone Turbine Corporation and H.C. Wainwright & Co., LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: July 15, 2020	By:	/s/ Frederick S. Hencken III
	Name:	Frederick S. Hencken III
	Title:	Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer)